UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 12, 2011

Date of Report (Date of earliest event reported)

Pacific WebWorks, Inc.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-26731 (Commission File Number)	87-0627910 (IRS Employer Identification No.)

230 West 400 South, 1st floor, Salt Lake City, Utah 84101

(Address of principal executive offices)

(801) 578-9020

(Registrant’s telephone number, including area code)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Special Note Regarding Forward-looking Statements

This Current Report on Form 8-K contains forward-looking statements.  Words such as “may,” “expect,” “believe,” “anticipate,” “estimate,” “project,” or “continue” or comparable terminology used in connection with any discussion of future events or operating results are forward-looking statements.  You are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date of this report.  All forward-looking statements reflect our present expectation of future events and are subject to a number of important factors and uncertainties that could cause actual events to differ materially from those described in the forward-looking statements.

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.02  Non-reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On September 12, 2011 the Chief Financial Officer of Pacific WebWorks, Inc. concluded that the previously issued consolidated financial statements for the fiscal years ended December 31, 2009 and the interim periods for 2010 should no longer be relied upon because the consolidated financial statements for the year ended December 31, 2009 require a series of material adjustments.

Pacific WebWorks, Inc. engaged a new independent registered public accounting firm, HJ & Associates, LLC, Certified Public Accountants and Consultants (“HJ & Associates”) in April 2011.   In the course of HJ & Associates’ audit of our consolidated financial statements for our Form 10-K for the year ended December 31, 2010, a series of adjustments were identified for the year ended December 31, 2009.   Accordingly, these adjustments resulted in material changes to our consolidated financial statements for that year and the subsequent interim periods related primarily to the misstatement of accounts receivable and payable, prepaid expenses, deferred revenue and related revenue and expenses.  The net impact to the Consolidated Statements of Operations for the year ended December 31, 2009 is expected to be a decrease in Revenues of approximately $360,000 and an increase in Net Income of approximately $150,000.

Our Chief Financial Officer discussed with our independent auditing firm, HJ & Associates, the matters disclosed in this current report.  We are currently preparing a restatement of our financial statements and related disclosures to be included in our second amendment to Form 10-K for the year ended December 31, 2010  that will summarize the adjustments for the years ended December 31, 2009.

Investors, potential investors and other readers of our Securities and Exchange Commission filings are cautioned not to rely on the consolidated financial statements for the year ended December 31, 2009 and the subsequent 2010 interim periods.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 15, 2011	PACIFIC WEBWORKS, INC. /s/ K. Lance Bell K. Lance Bell President

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